SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	December 11, 2016

NANOVIRICIDES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-1379006	76-0674577
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Controls Drive, Shelton, Connecticut		06484
(Address of Principal Executive Offices)		(Zip Code)

(203) 937-6137
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)       On December 11, 2016, NanoViricides, Inc. (the “Company”) held its 2016 Annual Meeting of Stockholders (the “Meeting”). Of the 58,180,000 shares of common stock entitled to vote at the Meeting, 49,274,264 shares of common stock were present in person or by proxy and entitled to vote and 3,545,163 shares of Series A Convertible Preferred Stock (“Series A Preferred Shares”) were present in person or by proxy and entitled to vote, representing approximately 84.8% of the Company’s outstanding voting capital stock.

(b)       At the Meeting, the Company’s stockholders: (i) re-elected Dr. Eugene Seymour, MD, MPH, as a Class II Director and Stanley Glick, CPA, as a Class III Director, each for a two-year term expiring at the 2018 annual meeting of stockholders and until each of their respective successors are duly elected and qualified or until each of their respective earlier resignation or removal; (ii) voted to conduct an advisory vote on the compensation of the Company’s Named Executive Officers; and (iii) ratified the appointment of Eisner Amper, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2017. Each proposal is described in more detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on October 28, 2016.

The voting results of the shares of common stock for each proposal are set forth below:*

Proposal 1 – Election of All Directors:

Total Shares Voted	Votes Against	Total Votes Withheld	Percentage Voted For	Broker Non-Votes
22,184,857	0	814,742	96.45%	26,274,665

Re-election of Dr. Eugene Seymour, MD, MPH as a Class II Director:

Votes For	Votes Against	Votes Withheld	Percentage Voted For
22,049,582	0	950,017	95.87%

Re-election of Stanley Glick, CPA as a Class III Director:

Votes For	Votes Against	Votes Withheld	Percentage Voted For
22,025,517	0	974,082	95.76%

Proposal 2- To conduct an advisory vote on the compensation of the Company’s Named Executive Officers:

Votes For	Votes Against	Votes Abstained	Percentage Voted For	Broker Non-Votes
21,962,923	481,424	555,252	95.49%	26,274,665

Proposal 3- To ratify the appointment of Eisner Amper, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2017:

Votes For	Votes Against	Votes Abstained	Percentage Voted For	Broker Non-Votes
47,094,500	905,977	1,273,787	95.57%	0

*These results do not include the votes of the 3,545,163 outstanding shares of the Company’s outstanding Series A Preferred Shares, which votes the rate of 9 votes per share, and of which 3,545,163 shares voted in favor of each of Proposals 1, 2 and 3.

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

NANOVIRICIDES, INC.

Date: December 15, 2016	By:	/s/ Eugene Seymour, MD
Name: Eugene Seymour Title: Chief Executive Officer